UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2020

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700 Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2020, Rambus Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders. There were 113,273,471 shares issued, outstanding and eligible to vote at the meeting as of the record date of March 4, 2020, of which 100,882,992 shares were represented at the meeting, constituting 89.06% of the outstanding shares entitled to vote. The proposals considered at the meeting, each of which passed, are described in detail in the Company’s 2020 Proxy Statement. The proposals and the vote with respect to each such matter are set forth below:

(i)	ITEM 1 : Election of three Class I directors for a term of two years expiring in 2022:

Name	For	Against	Abstain	Broker Non-Votes
Charles Kissner	84,985,538	2,180,151	433,218	13,284,085
Necip Sayiner	86,201,685	962,157	435,065	13,284,085
Luc Seraphin	86,196,137	970,526	432,244	13,284,085

(iii)	ITEM 2 : Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
98,138,956	2,553,618	190,418	—

(ii)	ITEM 3 : Advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
85,381,279	2,061,748	155,880	13,284,085

(iii)	ITEM 4 : Approval of an amendment to the Rambus 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 7,800,000

For	Against	Abstain	Broker Non-Votes
82,815,688	4,674,063	109,156	13,284,085

(iii)	ITEM 5 : Approval of an amendment to the Rambus 2015 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 2,000,000:

For	Against	Abstain	Broker Non-Votes
86,351,404	1,158,080	89,423	13,284,085

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	2015 Equity Incentive Plan, as amended.

10.2	2015 Employee Stock Purchase Plan, as amended.

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	Rambus Inc.

/s/ Jae Kim
Jae Kim
Senior Vice President and General Counsel